NET OPERATING REVENUE	12 Months Ended
Dec. 31, 2024
Revenue [abstract]
NET OPERATING REVENUE
25. NET OPERATING REVENUE
25.a. Accounting policy
Revenues correspond substantially to the provision of telecommunication services, communications, sales of goods, advertising and other revenues, and are presented net of taxes, discounts and returns (in the case of sale of goods), levied on them.
Total revenues from packages that combine several products or services (fixed, mobile, data, internet or television) are allocated to each performance obligation based on their independent selling prices in relation to the total consideration for the package and recognized when (or as soon as) the obligation is satisfied. When packages promote some discount on equipment or services, an accounting adjustment is made to allocate the sale price between them based on their fair price, constituting a contractual asset or liability, which is appropriated to income over subsequent periods.
Revenues from sales of prepaid cellular recharge credits, as well as the respective taxes due, are deferred and recognized in income as the services are effectively provided.
Revenues from equipment leasing contracts, classified as leasing (Vivo TECH product), are recognized when the equipment is installed, when the effective transfer of control. Revenues are recognized at the present value of future minimum contract payments.
Revenue from the sale of handsets to dealers is accounted for upon delivery, when all risks and benefits are transferred to accredited agents.
The Company's revenue recognition process is complex, due to the large volume of transactions and wide range of goods/services that can be sold/provided separately or in aggregate, under different commercial conditions. Besides, there is the complexity of the process used by management for estimating recognized revenue rendered and not yet billed, given the diversity of data sources, revenue streams and the number of systems involved.
Revenues from services and goods are basically subject to the following indirect taxes: ICMS or ISS, as the case may be, PIS and COFINS.
25.b. Breakdown

	2024	2023	2022
Gross operating revenue	76,772,414	71,229,553	67,761,022
Services(1)	68,930,886	63,727,415	60,845,159
Sale of goods(2)	7,841,528	7,502,138	6,915,863

Deductions from gross operating revenue	(20,927,366)	(19,129,402)	(19,719,860)
Taxes	(11,011,448)	(10,654,728)	(11,460,021)
Services	(9,585,332)	(9,078,822)	(10,080,992)
Sale of goods	(1,426,116)	(1,575,906)	(1,379,029)

Discounts granted and return of goods	(9,915,918)	(8,474,674)	(8,259,839)
Services(3)	(7,594,079)	(6,373,301)	(6,199,625)
Sale of goods	(2,321,839)	(2,101,373)	(2,060,214)

Net operating revenue	55,845,048	52,100,151	48,041,162
Services	51,751,475	48,275,292	44,564,542
Sale of goods	4,093,573	3,824,859	3,476,620

(1)These include telephone services, use of interconnection network, data and SVA services, cable TV and other services.
(2)These include sale of goods (handsets, SIM cards and accessories) and equipment of “Vivo Tech”.
(3)The consolidated balances in the December 31, 2022 include R$615,750, to be refunded to customers as a result of Complementary Law No. 194 of July 23, 2022, which addresses taxes levied in sectors deemed to be essential and indispensable for goods and services, resulting in the reduction of ICMS rate on communications services. The balance was recorded as a contra entry to provisions and contingencies (Note 20.).
No single customer contributed more than 10% of gross operating revenue for the years ended December 31, 2024, 2023 and 2022.